Property Owned	9 Months Ended
Sep. 30, 2011
Property Owned [Abstract]
Property Owned
Note 6 - Property Owned The Company owns one commercial office building in Greenwich, Connecticut that contains approximately 14,500 square feet. The Company utilizes approximately 3,500 square feet for its executive offices; the remaining space is currently unoccupied and available for lease. Depreciation expense for the building is calculated on a straight-line basis over 39 years. Tenant improvements, if any, would be depreciated over the lesser of the remaining life of the tenants' lease or the estimated useful lives of the improvements. Although the portion of the building not being utilized by the Company is currently unoccupied and available for lease, based on the Company's analysis, the Company believes the property's fair value exceeds the property's current carrying value. The Company's impairment analysis includes a comprehensive range of factors including but not limited to: the location of the property; property condition; current market conditions; comparable sales; current market rents in the area; new building zoning restrictions; raw land values; new building construction costs; building operating costs; leasing values; and cap rates for comparable buildings in the area. Varying degrees of weight are given each factor. Based on the Company's analysis these factors taken together and/or considered individually form the basis for the Company's analysis that no impairment condition exists. The Company performs impairment tests if events or circumstances indicate that the property's carrying value would not be recoverable. As noted above, based on the Company's analysis the Company believes the carrying value of the property as of September 30, 2011, has not been impaired and; therefore, the carrying value of the asset is fully recoverable by the Company.